Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement (Form S-3ASR No. 333-240164) of Tenable Holdings, Inc.,
(2)	Registration Statement (Form S-8 No. 333-236759) pertaining to the Tenable Holdings, Inc. 2018 Equity Incentive Plan, and the Tenable Holdings, Inc. 2018 Employee Stock Purchase Plan,
(3)	Registration Statement (Form S-8 No. 333-253376) pertaining to the Tenable Holdings, Inc. 2018 Equity Incentive Plan, and the Tenable Holdings, Inc. 2018 Employee Stock Purchase Plan,
(4)
Registration Statement (Form S-8 No. 333-226347) pertaining to the Tenable Holdings, Inc. 2002 Stock Incentive Plan, as amended and restated; the Tenable Holdings, Inc. 2012 Stock Incentive Plan, as amended and restated; the Tenable Holdings, Inc. 2016 Stock Incentive Plan, as amended and restated; the Tenable Holdings, Inc. 2018 Equity Incentive Plan; and the Tenable Holdings, Inc. 2018 Employee Stock Purchase Plan,

(5)	Registration Statement (Form S-8 No. 333-230040) pertaining to the Tenable Holdings, Inc. 2018 Equity Incentive Plan and the Tenable Holdings, Inc. 2018 Employee Stock Purchase Plan,
(6)	Registration Statement (Form S-8 No. 333-263050) pertaining to the Tenable Holdings, Inc. 2018 Equity Incentive Plan and the Tenable Holdings, Inc. 2018 Employee Stock Purchase Plan,
(7)	Registration Statement (Form S-8 No. 333-270021) pertaining to the Tenable Holdings, Inc. 2018 Equity Incentive Plan and the Tenable Holdings, Inc. 2018 Employee Stock Purchase Plan, and
(8)	Registration Statement (Form S-8 No. 333-277466) pertaining to the Tenable Holdings, Inc. 2018 Equity Incentive Plan and the Tenable Holdings, Inc. 2018 Employee Stock Purchase Plan:
of our reports dated February 21, 2025, with respect to the consolidated financial statements and schedule of Tenable Holdings, Inc. and the effectiveness of internal control over financial reporting of Tenable Holdings, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 2024.
/s/ Ernst & Young LLP
Baltimore, Maryland
February 21, 2025